Mutual Funds	Summary Prospectus

Nuveen Core Bond Fund

AUGUST 1, 2026

Class:	Class A	Class I	Premier	Class R6	Retirement	Class W
Ticker:	TIORX	TIBHX	TIDPX	TIBDX	TIDRX	TBBWX

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.nuveen.com/prospectus. You can also get this information at no cost by calling 800-257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus, reports to shareholders and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated August 1, 2026, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment objective

The Fund seeks total return, primarily through current income.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 173 of the Fund’s Prospectus and “Purchase and Redemption of Fund Shares” on page 106 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s

Nuveen Core Bond Fund  ■  Summary Prospectus     1

Prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%	0%	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%	0%
Annual low balance account fee (for accounts under $1,000)	$15.00	0%	0%	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W

Management fees	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%
Distribution (Rule 12b-1) fees	0.25%	—	0.15%	—	—	—
Other expenses	0.08%	0.16%	0.01%	0.01%	0.26%	0.01%
Total annual Fund operating expenses	0.60%	0.43%	0.43%	0.28%	0.53%	0.28%
Waivers and expense reimbursements[1]	—	—	—	—	—	(0.28)%	[2]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.60%	0.43%	0.43%	0.28%	0.53%	0.00%

1

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.70% of average daily net assets for Class A shares; (ii) 0.50% of average daily net assets for Class I shares; (iii) 0.50% of average daily net assets for Premier Class shares; (iv) 0.35% of average daily net assets for Class R6 shares; (v) 0.60% of average daily net assets for Retirement Class shares; and (vi) 0.35% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least July 31, 2027, unless changed with approval of the Board of Trustees.

2

Nuveen Fund Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Nuveen Fund Advisors expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s

2     Summary Prospectus  ■  Nuveen Core Bond Fund

operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
1 year	$434	$44	$44	$29	$54	$0
3 years	$560	$138	$138	$90	$170	$0
5 years	$697	$241	$241	$157	$296	$0
10 years	$1,097	$542	$542	$356	$665	$0

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended March 31, 2026, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in bonds. For these purposes, bonds include fixed-income securities of all types. The Fund primarily invests in a broad range of investment-grade bonds and fixed-income securities, including, but not limited to, U.S. Government securities, corporate bonds, mortgage-backed and other asset-backed securities, convertible and preferred securities, senior loans and loan participations and assignments and notes. The Fund may also invest in other fixed-income securities, including those of non-investment-grade quality (usually called “high-yield” or “junk bonds”). Securities of non-investment-grade quality are speculative in nature. The Fund does not rely exclusively on rating agencies when making investment decisions. Instead, the Fund’s sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”), performs its own credit analysis, paying particular attention to economic trends and other market events. The Fund may also invest in securities having a variable or floating interest rate. Individual securities or sectors may be overweighted or underweighted relative to the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index, when Nuveen Asset Management believes that such overweight or underweight may cause the Fund to outperform the index. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

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The Fund may invest in fixed-income securities of any duration. As of May 31, 2026, the duration of the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index, was 5.85 years.

The Fund’s investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest on the CMO.

The Fund may use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon the ability of Nuveen Asset Management to correctly predict mortgage prepayments and interest rates.

The Fund may also engage in relative value trading, a strategy in which the Fund reallocates assets across different sectors and maturities. Relative value trading is designed to enhance the Fund’s returns but increases the Fund’s portfolio turnover rate.

The Fund may purchase and sell futures, options, swaps, forwards and other fixed-income derivative instruments to carry out the Fund’s investment strategies. The Fund may also invest in foreign securities, including emerging markets fixed-income securities and non-dollar-denominated instruments. Under most circumstances, the Fund’s investments in fixed-income securities of foreign issuers constitute less than 25% of the Fund’s assets.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

4     Summary Prospectus  ■  Nuveen Core Bond Fund

• Interest Rate Risk (a type of Market Risk)—The risk that changes in interest rates can adversely affect the value or liquidity of, and income generated by, fixed-income investments. This risk is heightened to the extent the Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are changing. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell fixed-income investments. When interest rates change, the values of longer duration fixed-income securities usually change more than the values of shorter duration fixed-income securities. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. Other factors that may affect the value of debt securities include, but are not limited to, economic, political, public health, and other crises and responses by governments and companies to such crises.

• Prepayment Risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

• Extension Risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Credit Risk (a type of Issuer Risk)—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of investment, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an investment.

• Credit Spread Risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of the Fund’s debt securities.

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• Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Fund to properly value its investments and that the Fund may not be able to purchase or sell an investment at an attractive price, if at all.

• Fixed-Income Foreign Investment Risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to the Fund or impair the Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections, and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict.

• Active Management Risk—The risk that Nuveen Asset Management’s strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives and/or strategies and may not produce the desired results or expected returns.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

• Mortgage Roll Risk—The risk that Nuveen Asset Management will not correctly predict mortgage prepayments and interest rates, which will diminish the Fund’s performance.

6     Summary Prospectus  ■  Nuveen Core Bond Fund

• Downgrade Risk—The risk that securities are subsequently downgraded should Nuveen Asset Management and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated.

• Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk bonds,” are typically speculative in nature, in weaker financial health and such securities can be harder to value and sell and their prices can be more volatile than more highly rated securities. While these securities generally have higher rates of interest, they also involve greater risk of default than do securities of a higher-quality rating. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Senior Loan Risk—Many senior loans present credit risk comparable to high-yield securities. The liquidation of the collateral backing a senior loan may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal. Senior loans also expose the Fund to call risk and illiquid investments risk. The secondary market for senior loans can be limited. Trades can be infrequent and the values for senior loans may experience volatility. In some cases, negotiations for the sale or settlement of senior loans may require weeks to complete, which may impair the Fund’s ability to raise cash to satisfy redemptions, pay dividends, pay expenses or to take advantage of other investment opportunities in a timely manner. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the Fund will have to reinvest the proceeds in other senior loans or instruments that may pay lower interest rates.

• Emerging Markets Risk—The risks of foreign investment often increases in countries with emerging markets or those economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Nuveen Asset Management’s ability to evaluate local companies or their potential impact on the Fund’s performance. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries and may be more vulnerable to market manipulation. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging

Nuveen Core Bond Fund  ■  Summary Prospectus     7

market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to enforce certain regulatory or legal obligations or otherwise bring actions against bad actors in emerging market countries. The risks outlined above are often more pronounced in “frontier markets” in which the Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors may make investing in frontier market countries significantly riskier than investing in other countries.

• U.S. Government Securities Risk—Securities issued by the U.S. Government or one of its agencies or instrumentalities may receive varying levels of support from the U.S. Government, which could affect the Fund’s ability to recover should they default. To the extent the Fund invests significantly in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, any market movements, regulatory changes or changes in political or economic conditions that affect the securities of the U.S. Government or its agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund’s performance.

• Floating and Variable Rate Securities Risk—Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

• Portfolio Turnover Risk—Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in greater transactional expenses, such as brokerage commissions, bid-ask spreads, or dealer mark-ups, and capital gains (which could increase taxes and, consequently, reduce returns).

• Derivatives Risk—The risks associated with investing in derivatives, including futures, options, swaps, forwards, and other fixed-income derivative instruments, and other similar instruments (referred to collectively as “derivatives”) may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, and include leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. The Fund may use more complex derivatives that might be particularly susceptible to liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested. Derivatives used for hedging or risk management may not operate as intended, may expose the Fund to other risks, and may be insufficient to protect the Fund from the risks they were intended to hedge.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

8     Summary Prospectus  ■  Nuveen Core Bond Fund

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class A, Class I, Premier Class, Class R6, Retirement Class and Class W over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market and benchmark index. For periods prior to August 1, 2026, Teachers Advisors, LLC (“Advisors”) served as investment adviser to the Fund. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors, the Fund’s prior investment adviser, to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market and benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market and benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

Nuveen Core Bond Fund  ■  Summary Prospectus     9

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)†

Nuveen Core Bond Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2026, was 1.05%.

Best quarter: 6.74%, for the quarter ended December 31, 2023. Worst quarter: -5.89%, for the quarter ended March 31, 2022.

10     Summary Prospectus  ■  Nuveen Core Bond Fund

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025 †

Class name (Inception date)	One year	Five years	Ten years	Class W Since inception (09/28/2018)
Class R6 (07/01/1999)
Return before taxes	7.36%	0.14%	2.57%	N/A
Return after taxes on distributions	5.46%	–1.29%	1.13%	N/A
Return after taxes on distributions
and sale of Fund shares	4.32%	–0.51%	1.36%	N/A
Class I (12/04/2015)
Return before taxes	7.31%	0.01%	2.46%	N/A
Premier Class (09/30/2009)
Return before taxes	7.19%	–0.03%	2.40%	N/A
Retirement Class (03/31/2006)
Return before taxes	7.04%	–0.12%	2.30%	N/A
Class A (03/31/2006)*
Return before taxes	2.94%	–0.93%	1.86%	N/A
Class W (09/28/2018)
Return before taxes	7.65%	0.41%	N/A	2.86%

Bloomberg U.S. Aggregate Bond Index
(reflects no deductions for fees, expenses or taxes)	7.30%	–0.36%	2.01%	2.14%

Current performance of the Fund’s shares may be higher or lower than that shown above.
†	Prior to August 1, 2026, Advisors served as investment adviser to the Fund.
*	The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 3.75% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

For the Fund’s most current 30-day yield, please call the Fund at 800-842-2252.

Portfolio management

Investment Adviser. Nuveen Fund Advisors, LLC.

Sub-Adviser. Nuveen Asset Management, LLC.

Portfolio Managers.

Name:	Joseph Higgins, CFA	Jason O’Brien, CFA	Peter Agrimson, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2011	since 2019	since 2023

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Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class A	Available only through certain financial intermediaries or by contacting the Fund directly as described in the Prospectus. $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts. • $250 for accounts opened through fee-based programs. • No minimum for retirement plans.	$100
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

		No minimum.
Premier Class, Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

		No minimum.
Class W

Available directly from the Fund only by funds advised by Nuveen Fund Advisors or its affiliates or other clients or accounts of Nuveen Fund Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Nuveen Fund Advisors or its affiliates.

No minimum.

		No minimum.

12     Summary Prospectus  ■  Nuveen Core Bond Fund

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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